                               AMENDMENT NO. 1 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of May 1, 2005, as follows:

     1.   The following is added to paragraph F of Schedule A, Reinsured
          Contracts

          8.   Guaranteed Minimum Income Benefit Form 7018-2 (05/05)

     2. The following paragraph amends and, as amended, restates paragraph C.2 of Article I, Scope of Agreement:

          2. This Agreement covers only the Cedent's contractual liability for reinsured claims that are realized upon annuitization or exercise of the Guaranteed Principal Option if applicable under the contractual terms of the Income Program within the variable annuity contract forms specified in Schedule A.

     3. The following paragraph amends and, as amended, restates paragraph C of Article IV, Net Amount at Risk:

          C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to (i) or (ii), where:

          (i) IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage

          where:

          .    The INCOME BENEFIT BASE (IBB) is as defined in Schedule A

               . The MINIMUM ANNUITY PURCHASE RATE (MAPR) per $1000 is calculated using the following assumptions:

                    Mortality Table         Annuity 2000 (Exhibit I)
                    Age Setback             7 Years
                    Mortality Improvement   None
                    Unisex Blend:           Sex distinct only
                    Interest Rate:          2.5% all years
                    Expenses:               None
                    Premium Taxes:          Applied by state of residence and
                                            market
                    Age:                    Attained age on exercise date
                    Frequency of payment    Monthly

     Annuity form:

          1. Individual Basis: Limited to a Life Annuity with a Period Certain. The number of years of Period Certain is as defined below:

                  Age at Annuitization   Period Certain Years
                  --------------------   --------------------
                        Up to 79                    10
                           80                        9
                           81                        8
                           82                        7
                           83                        6
                         84-85                       5

          2. Joint Basis: Limited to a Joint and 100% Survivor Annuity with 10-Year Period Certain

     . The SETTLEMENT ANNUITY PURCHASE RATE (SAPR) per $1000, which is used at time of annuitization for reinsurance claims settlement shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

          Annuity form:

          1. Individual Basis: Limited to a Life Annuity with a Period Certain The number of years of Period Certain is as defined below:

                  Age at Annuitization   Period Certain Years
                  --------------------   --------------------
                       Up to 79                     10
                          80                         9
                          81                         8
                          82                         7
                          83                         6
                        84-85                        5


          2. Joint Basis: Limited to a Joint and 100% Survivor Annuity with 10-Year Period Certain

          (ii) The Guaranteed Principal Adjustment if the Income Benefit contains a Guaranteed Principal Option or 0 otherwise.

     4. The following paragraph amends and, as amended, restates paragraph A of Article VII, Settlement of Claims:

          A. GMDB and EPB: The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract with respect to deaths that occur on or after the Effective Date.

               GMIB: The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract on or after the expiration of the waiting period and upon exercise of benefits under the terms of the Income Program where such events occur, on the policies reinsured hereunder, on or after the Effective Date.

               GWB: The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract under the terms of the Withdrawal Program on or after the Effective Date.

     5. The following paragraph amends and, as amended, restates paragraph C of Article VII, Settlement of Claims:

          C. GMDB and EPB: Within thirty (30) days after the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual death benefit claims paid in respect of Reinsured Contracts in that month, based on the net amount at risk definition, set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefit claim liabilities.

               GMIB: Within thirty (30) days of the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual Income Program benefits paid in respect of Reinsured Contracts in that month, based on the definition set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefits.

               GWB: Within thirty (30) days of the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual Withdrawal Program benefits paid in respect of Reinsured Contracts in that month, based on the WBNAR definition set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefits.

     6. The following paragraph amends and, as amended, restates paragraph D of Schedule A, Plans of Reinsurance:

          D.   GMIB (Contractual Income Program Benefit) Ceded:

          Income Benefit Base (IBB)
          -------------------------

          Version 1 - Greater of an Annual Ratchet to attained age 80 and a 6% Rollup to attained age 80; frozen thereafter.

          Version 2 - Greater of an Annual Ratchet to attained age 80 and a 5% Rollup to attained age 85; frozen thereafter.

          Version 3 - Greater of an Annual Ratchet to attained age 80 and a 5% Rollup to attained age 85; frozen thereafter.

          Annuitization
          -------------

          Annuitization under the Income Program means that the annuitant is receiving guaranteed fixed income payments based on the IBB and the MAPR under one of the life annuity forms specified in the contract.

          Guaranteed Principal Option
          ---------------------------

          Under version III, Contractholders can exercise the Guaranteed Principal Option in lieu of electing income payments based on the IBB.

          Contract Provisions
          -------------------

          All contract provisions are as specified in the contract forms identified in Schedule A, Paragraph F.

     7. The following paragraph amends and, as amended, restates paragraph B of Exhibit II, Reinsured Premiums:

          B.   Income Program


                                                             REINSURANCE PREMIUM
INCOME PROGRAM                   PRODUCTS COVERED               (BASIS POINTS)
--------------------  -------------------------------------  -------------------
Income Program Rider  All Products sold prior to                    35.00
                      February 15, 2003

Income Program Rider  All Products except Classes A, B &            45.00
                      AA sold after April 30, 2003 and
                      before May 1, 2005 and Class AA sold
                      after April 30, 2004 and before May
                      1, 2005, if GMDB program is Annual
                      Step or Max of Annual Step and Rollup

Income Program Rider  All other Products sold after                 50.00
                      February 14, 2003 and before May 1,
                      2005

Income Program Rider  All Version I and Version II                  50.00
                      Products sold after April 30, 2005

Income Program Rider  All Version III Plus Products                 75.00
                      sold after April 30, 2005

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 1 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ Richard C. Pearson
         -------------------------

Title:   Executive Vice President
         -------------------------


EXETER REASSURANCE COMPANY, LTD.

         /s/ RBB
By:      -------------------------

Title:   Chairman
         -------------------------

                               AMENDMENT NO. 2 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of November 1, 2005, as follows:

     1. The attached Article I, Scope of Agreement, amends and, as amended, restates Article I, Scope of Agreement.

     2. The attached Article IV, Net Amount at Risk, amends and, as amended, restates Article IV, Net Amount at Risk.

     3. The attached Article V, Reinsurance Premiums, amends and, as amended, restates Article V, Reinsurance Premiums.

     4. The attached Article VII, Settlement of Claims, amends and, as amended, restates Article VII, Settlement of Claims.

     5. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     6. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 2 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 2 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ Richard C. Pearson
         -------------------------

Title:   Executive Vice President
         -------------------------

EXETER REASSURANCE COMPANY, LTD.

By:      /s/ RBB
         -------------------------

Title:   Chairman
         -------------------------

                                    ARTICLE I

                               SCOPE OF AGREEMENT

A. This Agreement shall be effective as of April 1, 2001 (the "Effective Date") and amended and restated as of July 1, 2004 as described in Schedule
     A. While this Agreement continues in effect, the Cedent shall cede and the Reinsurer shall accept, as indemnity cessions hereunder, Reinsured Contracts that are issued by the Cedent on and after April 1, 2001.

B.   Ceded Liabilities

     1.   Guaranteed Minimum Death Benefit and Earnings Preservation Benefit

          The indemnity cession shall be the share of the MNAR (defined in Article IV) that is generated, prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Death Benefit ("GMDB") and Earnings Preservation Benefit ("EPB") provisions of the Reinsured Contracts, as specified in Schedule A.

     2.   Guaranteed Minimum Income Benefit

          The indemnity cession shall be the share of the IBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Income Benefit Rider (the "Income Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     3.   Guaranteed Withdrawal Benefit

          The indemnity cession shall be the share of the WBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Withdrawal Benefit Rider (the "Withdrawal Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     4.   Guaranteed Minimum Accumulation Benefit

          The indemnity cession shall be the share of the ABNAR (defined in Article IV) that is generated prior to termination of the Reinsurer's liability (defined in Article II) by the Guaranteed Minimum Accumulation Benefit Rider (the "Accumulation" program) provisions of the Reinsured Contracts, as specified in Schedule A.

C. This Agreement covers only the Cedent's contractual liability for reinsured claims paid under variable annuity contract forms specified in Schedule A.

D. There are no aggregate or individual claim limits applicable to the benefits ceded.

E. Spousal Continuances will be covered under this Agreement to the extent provided by the insured contract.

                                   ARTICLE IV

                               NET AMOUNT AT RISK

GMDB AND EPB
------------

A. The MNAR (Mortality Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following.

     MNAR = VNAR + SCNAR + EEMNAR

     in which:

     VNAR (Variable Net Amount at Risk) = Maximum (a,b) multiplied by the Reinsurer's Percentage (defined in Schedule A) in which:

          a = (Contractual Death Benefit - Account Value) and

          b = 0

     SCNAR (Surrender Charge Net Amount at Risk) = Surrender Charges multiplied by the Reinsurer's Percentage

     EEMNAR (Earnings Enhancement Mortality Net Amount at Risk) = x% * Maximum (a,b) multiplied by the Reinsurer's Percentage where:

          x% varies by issue age and is as described in the Reinsurance Contracts specified in Schedule A

          a = (Contractual Death Benefit - Total Purchase Payments Not
              Withdrawn)

          b = 0

B. The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

GMIB
----

C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     (i) The Guaranteed Principal Adjustment as defined in the rider * Reinsurer's Percentage if the Income Benefit contains a Guaranteed Principal Option and the option is exercised; or

     (ii) IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage

     where:

     .    IBB equals the INCOME BASE as defined in the rider;

     . MAPR is the MINIMUM ANNUITY PURCHASE RATE from the GMIB Annuity Table defined in the rider; and

     . SAPR is the SETTLEMENT ANNUITY PURCHASE RATE per $1000 which is used at time of annuitization for reinsurance claims settlement and shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

D. Premium taxes will be applied on a consistent basis between the MAPR and SAPR to calculate the IBNAR.

E. The IBNAR for each contract ceded hereunder shall be calculated as of the last day of each calendar month prior to the termination of liability contingencies set forth in Article II.

GWB
---

F. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

     A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.

GMAB
----

G. The ABNAR (Accumulation Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     ABNAR = Maximum [(GMAB Guaranteed Accumulation Amount - Account Value),0] * Reinsurer's Percentage.

     A claim is incurred at the maturity date of the GMAB rider if the GMAB Guaranteed Accumulation Amount exceeds the Account Value.

                                    ARTICLE V

                              REINSURANCE PREMIUMS

A. The Cedent shall pay the Reinsurer an Initial Reinsurance Premium equal to $5,422,942.

B. The total Reinsurance Premium for the business ceded hereunder is the sum of the GMDB Reinsurance Premium, the EPB Reinsurance Premium, the GMIB Reinsurance Premium, the GWB Reinsurance Premium, and the GMAB Reinsurance Premium, each of which is defined separately in this article.

C. The Reinsurance Premium rates and structure described above are subject to change in accordance with the criteria described in Article XV.

D. The Reinsurance Premium rates are expressed in terms of basis points and are defined in Exhibit II.

GMDB Reinsurance Premium
------------------------

E. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate separate account value for the reporting month. This value shall be applied to the GMDB Reinsurance Premium rates per premium class on a 1/12th basis.

EPB Reinsurance Premium
-----------------------

F. The Cedent shall calculate the Reinsurer's Percentage of the average aggregate separate account value for the reporting month. This value shall be applied to the annualized EPB reinsurance premium rates per premium class on a 1/12th basis.

GMIB Reinsurance Premium
------------------------

G. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate IBB value for the reporting month. This value shall be applied to the annualized GMIB cession premium rates on a 1/12th basis.

GWB Reinsurance Premium
-----------------------

H. The Cedent shall calculate the Reinsurer's Percentage of the Guaranteed Withdrawal Amount for the reporting month. This value shall be applied to the annualized GWB Reinsurance Premium rates per premium class on a 1/12th basis.

GMAB Reinsurance Premium
------------------------

I. The Cedent shall calculate for the reporting month the Reinsurer's Percentage of the Guaranteed Accumulation Amount. This value shall be applied to the annualized GMAB cession premium rates on a 1/12th basis.

                                   ARTICLE VII

                              SETTLEMENT OF CLAIMS

A. The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract with respect to claims that occur on or after the Effective Date.

     For GMIB, the Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract upon exercise of benefits under the terms of the Income Program where such events occur on or after the Effective Date.

B. In the event that the Cedent provides satisfactory proof of claim liability to the Reinsurer, benefit claim settlements made by a Cedent and accepted by the Reinsurer shall be unconditionally binding on the Reinsurer. The Cedent shall report all approved benefit claims in bordereau including cause of death, as available, in such format as may be agreed to from time to time.

C. Within thirty (30) days after the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual benefit claims paid in respect of Reinsured Contracts in that month, based on the definition, set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefit claim liabilities.

D. In no event will the Reinsurer be liable for expense incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to Reinsured Contract proceeds or benefits.

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          Prior to July 1, 2004, 25% of the business described herein.

          Effective, July 1, 2004, 100% of the business described herein.

B.   Effective Date:

          April 1, 2001

C.   Reinsured Contracts:

          METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)

          XC Class Contract (Bonus Contract, 9-year surrender charge schedule)

          AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)

          B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)

          L Class Contract (3-year surrender charge schedule)

          C Class Contract (No surrender charges)

          A Class Contract (Front-end load, Edward Jones distribution)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Standard Death Benefit - Principal Protection: Form 7015 (11/00)

          Optional Death Benefit - Annual Step-Up: Form 7017 (11/00)

          Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form 7016 (11/00)

          Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 7019 (11/00)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit: Form 7018 (11/00)

          Guaranteed Minimum Income Benefit II: Form 7018-1 (03/03)

          Guaranteed Minimum Income Benefit Plus: Form 7018-2 (05/05)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form MLI-690-1 (7/04)

          Guaranteed Withdrawal Benefit: Form MLI-690-2 (11/05)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form MLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                              REINSURANCE
                                                                PREMIUM
     GMDB PROGRAM                 PRODUCTS COVERED          (BASIS POINTS)
-----------------------   -------------------------------   --------------
Principal Protection               All Products                 9.00

Annual Step-up              Plan Codes: BN2101, CS5101,         10.00
                          CS510R, FL3ED3, FL3EDB, FL3EDJ,
                          FL3EDR, FL3ER3, LS4101, LS410R,
                          ST1101, ST110R, ST110X, ST1AG3,
                              ST1AGB, ST1AGR, ST1AGX,
                          ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                              ST1EDR, ST1EDX, ST1ER3,
                          ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                    and STINAV

Annual Step-up                   Other Plan Codes               20.00

Greater of Annual Step-     Plan Codes: BN2101, CS5101,         25.00
Up and 5% Rollup          CS510R, FL3ED3, FL3EDB, FL3EDJ,
                          FL3EDR, FL3ER3, LS4101, LS410R,
                          ST1101, ST110R, ST110X, ST1AG3,
                              ST1AGB, ST1AGR, ST1AGX,
                          ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                              ST1EDR, ST1EDX, ST1ER3,
                          ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                    and STINAV

Greater of Annual Step-          Other Plan Codes               35.00
Up and 5% Rollup

Earnings Preservation              All Products                 25.00
Benefit

B.   INCOME PROGRAM

                                                                  REINSURANCE
                                                                    PREMIUM
     INCOME PROGRAM                 PRODUCTS COVERED            (BASIS POINTS)
-----------------------   -----------------------------------   --------------
GMIB                           All Products sold prior to            35.00
                                   February 15, 2003

GMIB and GMIB II               Plan codes BN2103, CS5103,            45.00
                            CS51R3, LS4103, LS41R3, LS4104,
                            LS41R4, ST1103, ST11R3, ST11X3,
                            ST1AG4, ST1AR4, and ST1NA4 sold
                            after April 30, 2003 and before
                             May 1, 2005 if GMDB program is
                           Annual Step or Max of Annual Step
                                       and Rollup

GMIB and GMIB II             All other Products sold after           50.00
                          February 14, 2003 and before May 1,
                             2005 and for All Products sold
                                 after April 30, 2005

GMIB Plus                        All Products sold after             75.00
                                     April 30, 2005

C.   WITHDRAWAL PROGRAM

                                                    REINSURANCE PREMIUM
  WITHDRAWAL PROGRAM          PRODUCTS COVERED         (BASIS POINTS)
-----------------------   -----------------------   -------------------
Guaranteed Withdrawal           All Products                50.00
      Benefit

Principal Guarantee       All Applicable Products           25.00
       Value

D.   ACCUMULATION PROGRAM

                                                    REINSURANCE PREMIUM
  ACCUMULATION PROGRAM        PRODUCTS COVERED         (BASIS POINTS)
-----------------------   -----------------------   -------------------
Guaranteed Accumulation      All Other Products             75.00
  Benefit

                               AMENDMENT NO. 3 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of June 12, 2006, as follows:

     1. Article IV, Net Amount at Risk, Paragraph F, GWB, is revised and amended as follows:

          F. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

          Guaranteed Withdrawal Benefit and Principal Guarantee Value:

          WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

          Lifetime Guaranteed Withdrawal Benefit:

          WBNAR = Maximum [(Remaining Guaranteed Withdrawal Amount - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A) + Present Value of any additional Lifetime Payments * Reinsurer's Percentage

          A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.

     2. Article V, Reinsurance Premiums, Paragraph H, GWB Reinsurance Premium, is revised and amended as follows:

          H. The Cedent shall calculate the Reinsurer's Percentage of the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for Lifetime GWB) for the reporting month. This value shall be applied to the annualized GWB Reinsurance Premium rates per premium class on a 1/12th basis.

     3. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     4. Exhibit II, Reinsurance Premiums, Paragraph C, Withdrawal Program, is revised and amended as follows:

C.   WITHDRAWAL PROGRAM

                                                             REINSURANCE PREMIUM
        WITHDRAWAL PROGRAM             PRODUCTS COVERED         (BASIS POINTS)
----------------------------------  -----------------------  -------------------
Guaranteed Withdrawal Benefit            All Products                50.00
Principal Guarantee Value           All Applicable Products          25.00
Lifetime GWB - Single Life Version       All Products                50.00
Lifetime GWB - Joint Life Version        All Products                70.00

This Amendment No. 3 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 3 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ Richard C. Pearson
         --------------------------------

Title:   Executive Vice President
         --------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         --------------------------------

Title:   President
         --------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          Prior to July 1, 2004, 25% of the business described herein.

          Effective, July 1, 2004, 100% of the business described herein.

B.   Effective Date:

          April, 2001

C.   Reinsured Contracts:

          METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ---------------------------------------

          Standard Death Benefit - Principal Protection: Form 7015 (11/00) Optional Death Benefit - Annual Step-Up: Form 7017 (11/00)
          Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form 7016 (11/00)
          Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 7019 (11/00)

          Guaranteed Minimum Income Benefits Ceded:
          ----------------------------------------

          Guaranteed Minimum Income Benefit: Form 7018 (11/00)
          Guaranteed Minimum Income Benefit II: Form 7018-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form 7018-2 (05/05)

          Guaranteed Withdrawal Benefits Ceded:
          ------------------------------------

          Guaranteed Withdrawal Benefit: Form MLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form MLI-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form MLI-690-3 (6/06)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form MLI 670-1 (11/05)

                               AMENDMENT NO. 4 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of February 26, 2007, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 4 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 4 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:     /s/ [Illegible Signature]
         --------------------------------

Title:   VP
         --------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         --------------------------------

Title:   President
         --------------------------------

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                               REINSURANCE
                                                                 PREMIUM
      GMDB PROGRAM                 PRODUCTS COVERED          (BASIS POINTS)
------------------------   -------------------------------   --------------
Principal Protection                 All Products                  9.00

Annual Step-up               Plan Codes: BN2101, CS5101,          10.00
                           CS510R, FL3ED3, FL3EDB, FL3EDJ,
                           FL3EDR, FL3ER3, LS4101, LS410R,
                           ST1101, ST110R, ST110X, ST1AG3,
                               ST1AGB, ST1AGR, ST1AGX,
                           ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                               ST1EDR, ST1EDX, ST1ER3,
                           ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                      and STINAV

Annual Step-up                     Other Plan Codes               20.00

Greater of Annual Step-      Plan Codes: BN2101, CS5101,          25.00
Up and 5% Rollup           CS510R, FL3ED3, FL3EDB, FL3EDJ,
                           FL3EDR, FL3ER3, LS4101, LS410R,
                           ST1101, ST110R, ST110X, ST1AG3,
                               ST1AGB, ST1AGR, ST1AGX,
                           ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                               ST1EDR, ST1EDX, ST1ER3,
                           ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                      and ST1NAV

Greater of Annual Step-            Other Plan Codes               35.00
Up and 5% Rollup

Earnings Preservation                All Products                 25.00
Benefit

B.   INCOME PROGRAM

                                                                           REINSURANCE PREMIUM
 INCOME PROGRAM                    PRODUCTS COVERED                           (BASIS POINTS)
-----------------   ----------------------------------------------------   -------------------
GMIB                             All Products sold prior to                         35
                                      February 15, 2003

GMIB and GMIB II     Plan codes BN2103, CS5103, CS51R3, LS4103, LS41R3,             45
                       LS4104, LS41R4, ST1103, ST11R3, ST11X3, ST1AG4,
                      ST1AR4, and ST1NA4 sold after April 30, 2003 and
                                           before

                    May 1, 2005 if GMDB program is Annual Step or Max of
                                   Annual Step and Rollup

GMIB and GMIB II     All other Products sold after February 14, 2003 and            50
                     before May 1, 2005 and for All Products sold after

                                        April 30,2005

GMIB Plus             All Products sold after April 30, 2005 and before             75
                                     February 26, 2007.

GMIB Plus             All Products sold on or after February 26, 2007.              80

C.   WITHDRAWAL PROGRAM

                                                             REINSURANCE PREMIUM
        WITHDRAWAL PROGRAM             PRODUCTS COVERED         (BASIS POINTS)
----------------------------------  -----------------------  -------------------
Guaranteed Withdrawal Benefit            All Products                  50.00

Principal Guarantee Value           All Applicable Products            25.00

Lifetime GWB - Single Life Version       All Products                  50.00

Lifetime GWB - Joint Life Version        All Products                  70.00

D.   ACCUMULATION PROGRAM

                                                       REINSURANCE PREMIUM
     ACCUMULATION PROGRAM          PRODUCTS COVERED       (BASIS POINTS)
-------------------------------   ------------------   -------------------
Guaranteed Accumulation Benefit   All Other Products           75.00

                               AMENDMENT NO. 5 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of June 30, 2007, to change the benefit reimbursement pattern for the GMIB (Guaranteed Minimum Income Benefit) rider. Therefore, the IBNARP (Income Benefit Net Amount At Risk Percentage) is defined in Article IV, and Article I and VII, as well as Schedule B, are updated to reflect this change:

     1. The attached Article I, Scope of Agreement, amends and, as amended, restates Article I, Scope of Agreement.

     2. The attached Article IV, Net Amount at Risk, amends and, as amended, restates Article IV, Net Amount at Risk.

     3. The attached Article VII, Settlement of Claims, amends and, as amended, restates Article VII, Settlement of Claims.

     4. The attached Schedule B, Required Data and Suggested Data Layout, amends and, as amended, restates Schedule B, Required Data and Suggested Data Layout.

This Amendment No. 5 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 5 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ Richard C. Pearson
         --------------------------------

Title:   Vice President
         --------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         --------------------------------

Title:   President
         --------------------------------

                                    ARTICLE I

                               SCOPE OF AGREEMENT

A. This Agreement shall be effective as of April 1, 2001 (the "Effective Date") and amended and restated as of July 1, 2004 as described in Schedule
     A. While this Agreement continues in effect, the Cedent shall cede and the Reinsurer shall accept, as indemnity cessions hereunder, Reinsured Contracts that are issued by the Cedent on and after April 1, 2001.

B.   Ceded Liabilities

     1.   Guaranteed Minimum Death Benefit and Earnings Preservation Benefit

          The indemnity cession shall be the share of the MNAR (defined in Article IV) that is generated, prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Death Benefit ("GMDB") and Earnings Preservation Benefit ("EPB") provisions of the Reinsured Contracts, as specified in Schedule A.

     2.   Guaranteed Minimum Income Benefit

          The indemnity cession shall be the share of the annuity payments upon annuitization that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Income Benefit Rider (the "Income Program") provisions of the Reinsured Contracts, as specified in Schedule A, multiplied by the IBNARP (defined in Article IV).

     3.   Guaranteed Withdrawal Benefit

          The indemnity cession shall be the share of the WBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Withdrawal Benefit Rider (the "Withdrawal Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     4.   Guaranteed Minimum Accumulation Benefit

          The indemnity cession shall be the share of the ABNAR (defined in Article IV) that is generated prior to termination of the Reinsurer's liability (defined in Article II) by the Guaranteed Minimum Accumulation Benefit Rider (the "Accumulation" program) provisions of the Reinsured Contracts, as specified in Schedule A.

C. This Agreement covers only the Cedent's contractual liability for reinsured claims paid under variable annuity contract forms specified in Schedule A.

D. There are no aggregate or individual claim limits applicable to the benefits ceded.

E. Spousal Continuances will be covered under this Agreement to the extent provided by the insured contract.

                                   ARTICLE IV

                               NET AMOUNT AT RISK

GMDB AND EPB
------------

A. The MNAR (Mortality Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following.

     MNAR = VNAR + SCNAR + EEMNAR

     in which:

     VNAR (Variable Net Amount at Risk) = Maximum (a,b) multiplied by the Reinsurer's Percentage (defined in Schedule A) in which:

          a = (Contractual Death Benefit - Account Value) and

          b = 0

     SCNAR (Surrender Charge Net Amount at Risk) = Surrender Charges multiplied by the Reinsurer's Percentage

     EEMNAR (Earnings Enhancement Mortality Net Amount at Risk) = x% * Maximum (a,b) multiplied by the Reinsurer's Percentage where:

          x% varies by issue age and is as described in the Reinsurance Contracts specified in Schedule A

          a = (Contractual Death Benefit - Total Purchase Payments Not
          Withdrawn)

          b = 0

B. The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

GMIB
----

C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

          (i) The Guaranteed Principal Adjustment as defined in the rider * Reinsurer's Percentage if the Income Benefit contains a Guaranteed Principal Option and the option is exercised; or

          (iii) IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage

D. The IBNARP (Income Benefit Net Amount at Risk Percentage) for each variable annuity contract ceded hereunder shall be equal to the following:

               IBNARP = IBNAR / [IBB * (MAPR/SAPR)]

     where:

     .    IBB equals the INCOME BASE as defined in the rider;

     . MAPR is the MINIMUM ANNUITY PURCHASE RATE from the GMIB Annuity Table defined in the rider; and

     . SAPR is the SETTLEMENT ANNUITY PURCHASE RATE per $1000 which is used at time of annuitization for reinsurance claims settlement and shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

E. Premium taxes will be applied on a consistent basis between the MAPR and SAPR to calculate the IBNARP and IBNAR.

F. The IBNARP and IBNAR for each contract ceded hereunder shall be calculated as of the last day of each calendar month prior to the termination of liability contingencies set forth in Article II.

GWB
---

G. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     Guaranteed Withdrawal Benefit and Principal Guarantee Value:

     WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

     Lifetime Guaranteed Withdrawal Benefit:

     WBNAR = Maximum [(Remaining Guaranteed Withdrawal Amount - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A) + Present Value of any additional Lifetime Payments * Reinsurer's Percentage

     A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.

GMAB
----

H. The ABNAR (Accumulation Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     ABNAR = Maximum [(GMAB Guaranteed Accumulation Amount - Account Value),0] * Reinsurer's Percentage.

     A claim is incurred at the maturity date of the GMAB rider if the GMAB Guaranteed Accumulation Amount exceeds the Account Value.

                                   ARTICLE VII

                              SETTLEMENT OF CLAIMS

A. The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract with respect to claims that occur on or after the Effective Date.

B. In the event that the Cedent provides satisfactory proof of claim liability to the Reinsurer, benefit claim settlements made by a Cedent and accepted by the Reinsurer shall be unconditionally binding on the Reinsurer. The Cedent shall report all approved benefit claims in bordereau including cause of death, as available, in such format as may be agreed to from time to time.

C. Within thirty (30) days after the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual benefit claims paid in respect of Reinsured Contracts in that month, based on the definition, set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefit claim liabilities.

D. In no event will the Reinsurer be liable for expense incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to Reinsured Contract proceeds or benefits.

                                   SCHEDULE B

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (Page 1 of 3)

FIELD DESCRIPTION                            COMMENTS
------------------------------------------   ----------------------------------------------
Annuitant's ID:                              Last Name
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.


Joint Annuitant's ID:                        Last Name If Applicable
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Owner's ID:                                  Last Name
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Joint Owner's ID:                            Last Name If Applicable
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Policy Number                                YYYYMMDD
Policy Issue Date                            NI = True New Issue, SC = Spousal Continuance,
Policy Issue Status                          EX = 1035 Exchange
                                             Qualified (Q), or Non-qualified (N)

Tax Status

                                   SCHEDULE B

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (PAGE 2 OF 3)

FIELD DESCRIPTION                                     COMMENTS
---------------------------------------------------   ----------------------------------------------------------------------
GMDB/EEB SECTION (If applicable)
--------------------------------

Mortality Risk Definition Indicator                   AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger                                   A = Annuitant, O = Owner, 1 = 1st to die, 2 = 2nd to die
                                                      (e.g., A2 = payable upon death of second of joint annuitants)
Current Ratchet Value                                 If Applicable
Current Reset Value                                   If Applicable
Current Rollup Value                                  If Applicable
Current Return of Premium Value                       If Applicable

Minimum Guaranteed Death Benefit
Contract Death Benefit                                Greater of Account Value and Minimum Guaranteed Death Benefit
Effective Date of the Rider
Account Value as of the Effective Date of the Rider
Mortality Risk                                 VNAR   Max [Contractual Death Benefit -  Account Value), 0]
                                              SCNAR   Surrender Charge, if applicable
                                             EEMNAR   X% of Death Benefit less Net Purchase Payments
Earnings                                              Death Benefit less Net Purchase Payments
Earnings CAP                                          X% of Net Purchase Payments

GMIB SECTION (If applicable)
----------------------------
GMIB Indicator                                        Y = benefit elected, N = benefit not elected, NA = not applicable
Income Benefit Elected                                01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period                          YYYYMMDD
GMIB Annuitization Date                               YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset Date                 YYYYMMDD, if applicable
Cancellation Date                                     YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount                                     Calculated using an individual life annuity form with 10 years certain
Treasury Rate                                         Used in IBNAR calculation
IBNARP
Annuity Payments Upon Annuitization

GWB SECTION (if applicable)
---------------------------
GWB Indicator                                         Y = benefit elected, N = benefit not elected, C = rider cancelled
GWB Election Date                                     YYYYMMDD
Total-GWB-Benefit-Base-Amt
Total-GWB-Guar-Withdrl-Amt
Total-GWB-Ann-Benefit-Pymnt
Total-GWB-Rem-Ann-Bnft-Pymnt
Total-GWB-Rider-Charge
GWB-Optn-Reset-Date

Account Value                                         Current total value
Surrender Charge                                      If reinsured
Cumulative Deposits                                   Total premiums
Cumulative Withdrawals                                Total withdrawals
Net Purchase Payments                                 Total premiums less total withdrawals (proportional adjustment)
Deposits made in quarter of death                     dollar value
Quota Share ceded                                     percentage

                                   SCHEDULE B

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (PAGE 3 OF 3)

FIELD DESCRIPTION                                     COMMENTS
---------------------------------------------------   ----------------------------------------------------------------------
Funding Vehicle Values:
-----------------------
      "MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund

Fixed Account
Dollar Cost Averaging

Note: total of funding vehicles should equal account value.

Termination Information:
------------------------
Termination Date                                      YYYYMMDD, If applicable
Reason for Termination                                Death (D), Annuitization (A), 1035 Exchange (X), GMIB Election (I),
                                                      Other (O).
Cause of Death                                        If applicable. Use your Cause of Death code, and provide translation

Summary Information:                                  For reconciliation purposes (may be paper summary)
--------------------
Total number of records                               Monthly aggregate information by GMIB Design, GMAB Design, and Pricing
                                                      Cohort (if applicable)
Total of each dollar field                            Monthly aggregate information by GMIB Design, GMAB Design, and Pricing
                                                      Cohort (if applicable)

Note: All values to nearest dollar

                               AMENDMENT NO. 6 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of July 16, 2007, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 6 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 6 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:     /s/ Richard C. Pearson
        ----------------------------

Title:  Vice President
        ----------------------------

EXETER REASSURANCE COMPANY, LTD.


BY:     /s/ RBB
        ----------------------------

Title:  President
        ----------------------------

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                              REINSURANCE
                                                            PREMIUM (BASIS
     GMDB PROGRAM                 PRODUCTS COVERED              POINTS)
-----------------------   -------------------------------   --------------
Principal Protection                All Products                  9.00

Annual Step-up              Plan Codes: BN2101, CS5101,          10.00
                          CS510R, FL3ED3, FL3EDB, FL3EDJ,
                          FL3EDR, FL3ER3, LS4101, LS410R,
                          ST1101, ST110R, ST110X, ST1AG3,
                              ST1AGB, ST1AGR, ST1AGX,
                          ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                              ST1EDR, ST1EDX, ST1ER3,
                          ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                     and ST1NAV

Annual Step-up                    Other Plan Codes               20.00

Greater of Annual Step-     Plan Codes: BN2101, CS5101,          25.00
Up and 5% Rollup          CS510R, FL3ED3, FL3EDB, FL3EDJ,
                          FL3EDR, FL3ER3, LS4101, LS410R,
                          ST1101, ST110R, ST110X, ST1AG3,
                              ST1AGB, ST1AGR, ST1AGX,
                          ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                              ST1EDR, ST1EDX, ST1ER3,
                          ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                     and STINAV

Greater of Annual Step-           Other Plan Codes               35.00
Up and 5% Rollup

Earnings Preservation               All Products                 25.00
Benefit

B.   INCOME PROGRAM

                                                                  REINSURANCE
                                                                PREMIUM (BASIS
  INCOME PROGRAM                PRODUCTS COVERED                   POINTS)
----------------   ------------------------------------------   --------------
GMIB                       All Products sold prior to                 35
                               February 15, 2003

GMIB and GMIB II   Plan codes BN2103, CS5103, CS51R3, LS4103,         45
                    LS41R3, LS4104, LS41R4, ST1103, ST11R3,
                    ST11X3, ST1AG4, ST1AR4, and ST1NA4 sold
                        after April 30, 2003 and before
                   May 1, 2005 if GMDB program is Annual Step
                        or Max of Annual Step and Rollup

GMIB and GMIB II   All other Products sold after February 14,         50
                    2003 and before May 1, 2005 and for All
                              Products sold after
                                 April 30,2005

GMIB Plus          All Products sold after April 30, 2005 and         75
                           before February 26, 2007.

GMIB Plus                 All Products sold on or after               80
                                February 26, 2007.

C.   WITHDRAWAL PROGRAM

                                                           REINSURANCE PREMIUM
   WITHDRAWAL PROGRAM              PRODUCTS COVERED           (BASIS POINTS)
-------------------------  ------------------------------  -------------------
Guaranteed Withdrawal         All Products sold before              50
      Benefit                       July 16, 2007

Guaranteed Withdrawal       All Products sold on or after           55
      Benefit                       July 16, 2007

Principal Guarantee            All Applicable Products              25
       Value

Lifetime GWB - Single               All Products                    50
     Life Version

Lifetime GWB - Joint Life           All Products                    70
       Version

D.   ACCUMULATION PROGRAM

                                                           REINSURANCE PREMIUM
   ACCUMULATION PROGRAM           PRODUCTS COVERED            (BASIS POINTS)
-------------------------  ------------------------------  -------------------
Guaranteed Accumulation        All Other Products                   75.00
       Benefit

                               AMENDMENT NO. 7 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of April 28, 2008, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 7 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 7 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ [Illegible Signature]
         -----------------------------

Title:   VP
         -----------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         -----------------------------

Title:   President
         -----------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          Prior to July 1, 2004, 25% of the business described herein. Effective, July 1, 2004, 100% of the business described herein.

B.   Effective Date:

          April, 2001

C.   Reinsured Contracts:

          METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-YEAR surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-YEAR surrender charge schedule,
             Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Standard Death Benefit - Principal Protection: Form 7015 (11/00) Optional Death Benefit - Annual Step-Up: Form 7017 (11/00)
          Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form 7016 (11/00)
          Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 7019 (11/00)
          Enhanced Death Benefit- Form MLI-640-1 (4/08)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit: Form 7018 (11/00)
          Guaranteed Minimum Income Benefit II: Form 7018-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form 7018-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form MLI-560-4 (4/08)

Guaranteed Withdrawal Benefits Ceded:
-------------------------------------

Guaranteed Withdrawal Benefit: Form MLI-690-1 (7/04)
Guaranteed Withdrawal Benefit: Form MLI-690-2 (11/05)
Lifetime Guaranteed Withdrawal Benefit: Form MU-690-3 (6/06)
Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLI-690-4 (4/08)

Guaranteed Minimum Accumulation Benefits Ceded:
-----------------------------------------------

Guaranteed Minimum Accumulation Benefit: Form MLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                              REINSURANCE
                                                               PREMIUM
     GMDB PROGRAM                 PRODUCTS COVERED          (BASIS POINTS)
-----------------------   -------------------------------   --------------
Principal Protection                All Products                  9.00

Annual Step-up              Plan Codes: BN2101, CS5101,          10.00
                          CS510R, FL3ED3, FL3EDB, FL3EDJ,
                          FL3EDR, FL3ER3, LS4101, LS410R,
                          ST1101, ST110R, ST110X, ST1AG3,
                              ST1AGB, ST1AGR, ST1AGX,
                          ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                              ST1EDR, ST1EDX, ST1ER3,
                          ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                     and ST1NAV

Annual Step-up                    Other Plan Codes               20.00

Greater of Annual Step-     Plan Codes: BN2101, CS5101,          25.00
Up and 5% Rollup          CS510R, FL3ED3, FL3EDB, FL3EDJ,
                          FL3EDR, FL3ER3, LS4101, LS410R,
                          ST1101, ST110R, ST110X, ST1AG3,
                              ST1AGB, ST1AGR, ST1AGX,
                          ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                              ST1EDR, ST1EDX, ST1ER3,
                          ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                     and ST1NAV

Greater of Annual Step-           Other Plan Codes               35.00
Up and 5% Rollup

Earnings Preservation               All Products                 25.00
Benefit

Enhanced Death Benefit      All Products, Issue Age 0-69         65.00*


Enhanced Death Benefit     All Products, Issue Age 70-75         85.00*

* lf the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLI-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                 REINSURANCE PREMIUM
  INCOME PROGRAM                 PRODUCTS COVERED                   (BASIS POINTS)
-----------------   ------------------------------------------   -------------------
 GMIB                       All Products sold prior to                   35
                                February 15, 2003

 GMIB and GMIB II   Plan codes BN2103, CS5103, CS51R3, LS4103,           45
                     LS41R3, LS4104, LS41R4, ST1103, ST11R3,
                     ST11X3, ST1AG4, ST1AR4, and ST1NA4 sold
                         after April 30, 2003 and before
                    May 1, 2005 if GMDB program is Annual Step
                         or Max of Annual Step and Rollup

 GMIB and GMIB II   All other Products sold after February 14,           50
                     2003 and before May 1, 2005 and for All
                               Products sold after
                                  April 30,2005

 GMIB Plus          All Products sold after April 30, 2005 and           75
                            before February 26, 2007.

 GMIB Plus                 All Products sold on or after                 80
                                 February 26, 2007.

C.   WITHDRAWAL PROGRAM


                                                                      REINSURANCE PREMIUM
        WITHDRAWAL PROGRAM                   PRODUCTS COVERED            (BASIS POINTS)
-----------------------------------   -----------------------------   -------------------
   Guaranteed Withdrawal Benefit         All Products sold before              50
                                              July 16, 2007

   Guaranteed Withdrawal Benefit      All Products sold on or after            55
                                              July 16, 2007

     Principal Guarantee Value           All Applicable Products               25

Lifetime GWB - Single Life Version             All Products                    50

 Lifetime GWB - Joint Life Version             All Products                    70

Lifetime GWB (2008 Version)- Single            All Products                   65.00
           Life Version

Lifetime GWB (2008 Version) - Joint            All Products                   85.00
           Life Version

D.   ACCUMULATION PROGRAM

                                               REINSURANCE PREMIUM
  ACCUMULATION PROGRAM     PRODUCTS COVERED       (BASIS POINTS)
-----------------------   ------------------   -------------------
Guaranteed Accumulation   All Other Products          75.00
       Benefit

                               AMENDMENT NO. 8 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of July 1, 2008, as follows:

     Article XV of the Agreement, as amended, is hereby replaced in its entirety with the attached Article XV, Contract and Program Changes.

This Amendment No. 8 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 8 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY

By:      /s/ [Illegible Signature]
         -------------------------

Title:   VP
         -------------------------

EXETER REASSURANCE COMPANY, LTD.

By:      /s/ RBB
         -------------------------

Title:   President
         -------------------------

                                   ARTICLE XV

                          CONTRACT AND PROGRAM CHANGES

A. The Cedent shall give the Reinsurer thirty (30) days prior written notice, unless otherwise agreed to by the Cedent and the Reinsurer, of any changes to the Reinsured Contracts relating to a Cedent's annuity product design and/or death benefit design, fees and charges, distribution systems and/or methods or addition of any riders to any Reinsured Contract forms.

B. The Cedent shall give the Reinsurer thirty (30) days written notice, unless otherwise agreed to by the Cedent and the Reinsurer, of any changes to reinsurance premium and Net Amount at Risk, including changes for additional riders and changes to existing riders. Unless the Reinsurer objects in writing within thirty (30) days after such written notice is received by the Reinsurer, the additional riders, changes to premium and/or changes to Net Amount at Risk will be considered reinsured under the Agreement and included in Schedule A, Plans of Reinsurance, Exhibit II, Reinsurance Premiums, and Article IV, Net Amount at Risk, respectively. Reinsurance for additional riders, changes to the reinsurance premium and Net Amount at Risk, including changes for additional riders and changes to existing riders shall be effective as of the date specified in the notice from the Cedent.

C. The Cedent shall provide to the Reinsurer a copy of each general communication that the Cedent sends to contract holders in any state.

D. The Cedent shall simultaneously provide to the Reinsurer and any subsequent retrocessionaires, a copy of any notice of any proposed change in the investment options supporting Reinsured Contracts, and/or any other accepted changes to the Reinsured Contracts related to a Cedent's annuity product design and/or death benefit design, fees, charges, distributions systems and/or methods or additions of any riders to any Reinsured Contract forms.

E. Notwithstanding Subsection A and B above, if any change requires prior approval or non-disapproval by an insurance regulatory agency under applicable law, such change shall not become effective until such approval or non-disapproval has been obtained.

                               AMENDMENT NO. 9 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of February 20, 2009, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 9 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 9 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY

By:      /s/ [Illegible Signature]
         -------------------------
Title:   VP
         -------------------------

EXETER REASSURANCE COMPANY, LTD.

By:      /s/ RBB
         -------------------------

Title:   President
         -------------------------

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A. GMDB PROGRAM


                                                                             REINSURANCE PREMIUM
        GMDB PROGRAM                            PRODUCTS COVERED                (BASIS POINTS)
-----------------------------   ------------------------------------------   -------------------
Principal Protection                           All Products                         9.00

Annual Step-up                         Plan Codes: BN2101, CS5101,                 10.00
                                      CS510R, FL3ED3, FL3EDB, FL3EDJ,
                                      FL3EDR, FL3ER3, LS4101, LS410R,
                                      ST1101, ST11OR, ST11OX, ST1AG3,
                                          ST1AGB, ST1AGR, ST1AGX,
                                     ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                                          ST1EDR, ST1EDX, ST1ER3,
                                     ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                              and ST1NAV

Annual Step-up                               Other Plan Codes                      20.00

Greater of Annual Step-                 Plan Codes: BN2101, CS5101,                25.00
Up and 5% Rollup                     CS510R, FL3ED3, FL3EDB, FL3EDJ,
                                     FL3EDR, FL3ER3, LS4101, LS410R,
                                     ST1101, ST11OR, ST11OX, ST1AG3,
                                          ST1AGB, ST1AGR, ST1AGX,
                                     ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                                         ST1EDR, ST1EDX, ST1ER3,
                                     ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                                and ST1NAV

Greater of Annual Step-                       Other Plan Codes                     35.00
Up and 5% Rollup

Earnings Preservation                           All Products                       25.00
Benefit

Enhanced Death Benefit                 All Products, Issue Age 0-69                65.00*

Enhanced Death Benefit                All Products sold on or before               85.00*
                                   February 20, 2009, Issue Age 70-75

Enhanced Death Benefit             All Products sold after February 20,            90.00*
                                          2009, Issue Age 70-75

* If the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLI-560-4), there will be a 5 bps reduction in the fee

B. INCOME PROGRAM

                                                                             REINSURANCE PREMIUM
       INCOME PROGRAM                        PRODUCTS COVERED                   (BASIS POINTS)
-----------------------------   ------------------------------------------   -------------------
GMIB                                    All Products sold prior to                   35
                                            February 15, 2003

GMIB and GMIB II                    Plan codes BN2103, CS5103, CS51R3,               45
                                     LS4103, LS41R3, LS4104, LS41R4,
                                     ST1103, ST11R3, ST11X3, ST1AG4,
                                 ST1AR4, and ST1NA4 sold after April 30,
                                    2003 and before May 1, 2005 if GMDB
                                 program is Annual Step or Max of Annual
                                             Step and Rollup

GMIB and GMIB II                All other Products sold after February 14,           50
                                 2003 and before May 1, 2005 and for All
                                   Products sold after April 30, 2005

GMIB Plus                       All Products sold after April 30, 2005 and           75
                                         before February 26, 2007.

GMIB Plus                              All Products sold on or after                 80
                                        February 26, 2007 and on or
                                         before February 20, 2009.

GMIB Plus                       All Products sold after February 20, 2009.          100

C. WITHDRAWAL PROGRAM

                                                                             REINSURANCE PREMIUM
     WITHDRAWAL PROGRAM                        PRODUCTS COVERED                 (BASIS POINTS)
-----------------------------   ------------------------------------------   -------------------
Guaranteed Withdrawal Benefit             All Products sold before                     50
                                              July 16, 2007

Guaranteed Withdrawal Benefit           All Products sold on or after                  55
                                              July 16, 2007

   Principal Guarantee Value             All Applicable Products                       25

   Lifetime GWB -- Single Life
   Version                                     All Products                            50

   Lifetime GWB -- Joint Life                  All Products                            70
   Version

Lifetime GWB (2008 Version)           All Products sold on or before                65.00
-- Single Life Version                      February 20, 2009

Lifetime GWB (2008 Version)           All Products sold on or before                85.00
-- Joint Life Version                       February 20, 2009

Lifetime GWB (2008 Version)              All Products sold after                   125.00
-- Single Life Version                      February 20, 2009

Lifetime GWB (2008 Version)               All Products sold after                  150.00
-- Joint if Version                         February 20, 2009

D. ACCUMULATION PROGRAM

                                                                             REINSURANCE PREMIUM
    ACCUMULATION PROGRAM                      PRODUCTS COVERED                  (BASIS POINTS)
-----------------------------   ------------------------------------------   -------------------
Guaranteed Accumulation                      All Other Products                      75.00
Benefit

                               AMENDMENT NO. 10 TO
                        AUTOMATIC REINSCIRANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1,2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of May 4, 2009, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No.10 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 10 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ [Illegible Signature]
         ------------------------------------

Title:   VP
         ------------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         ------------------------------------

Title:   President
         ------------------------------------

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                    REINSURANCE
                                                                  PREMIUM (BASIS
      GMDB PROGRAM                   PRODUCTS COVERED                POINTS)
-----------------------   -------------------------------------   --------------
Principal Protection                   All Products                     9.00

Annual Step-up                 Plan Codes: BN2101, CS5101,             10.00
                             CS510R, FL3ED3, FL3EDB, FL3EDJ,
                             FL3EDR, FL3ER3, LS4101, LS410R,
                            ST1101, ST110R, ST11OX, ST1AG3,
                                 ST1AGB, ST1AGR, ST1AGX,
                             ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                                ST1EDR, ST1EDX, ST1ER3,
                             ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                        and ST1NAV

Annual Step-up                       Other Plan Codes                  20.00

Greater of Annual Step-        Plan Codes: BN2101, CS5101,             25.00
Up and 5% Rollup             CS51OR, FL3ED3, FL3EDB, FL3EDJ,
                             FL3EDR, FL3ER3, LS4101, LS410R,
                             ST1101, ST110R, ST110X, ST1AG3,
                                 ST1AGB, ST1AGR, STIAGX,
                             ST1AR3, ST1ED3, ST1EDB, ST1EDJ,
                                ST1EDR, ST1EDX, ST1ER3,
                             ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                        and ST1NAV

Greater of Annual Step-              Other Plan Codes                  35.00
Up and 5% Rollup

Earnings Preservation                  All Products                    25.00
Benefit

Enhanced Death Benefit    All Products sold before May 4, 2009,        65.00*
                                      Issue Age 0-69

Enhanced Death Benefit     All Products sold on or after May 4,        75.00
                                   2009, Issue Age 0-69

Enhanced Death Benefit        All Products sold on or before           85.00*
                            February 20,2009, Issue Age 70-75

Enhanced Death Benefit     All Products sold after February 20,        90.00*
                            2009 and before May 4,2009, Issue
                                        Age 70-75

Enhanced Death Benefit     All Products sold on or after May 4,        95.00
                                  2009, Issue Age 70-75

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLI-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                    REINSURANCE
                                                                      PREMIUM
 INCOME PROGRAM                  PRODUCTS COVERED                 (BASIS POINTS)
-----------------   ------------------------------------------   ---------------

GMIB                        All Products sold prior to                  35
                                 February 15,2003
GMIB and GMIB II        Plan codes BN2103, CS5103, CS51R3,              45
                       LS4103, LS41R3, LS4104, LS41R4,
                         ST1103, ST11R3, ST11X3, ST1AG4,
                     ST1AR4, and ST1NA4 sold after April 30,
                        2003 and before May 1, 2005 if GMDB
                     program is Annual Step or Max of Annual
                                 Step and Rollup

GMIB and GMIB II    All other Products sold after February 14,          50
                      2003 and before May 1, 2005 and for All
                        Products sold after April 30, 2005

GMIB Plus                      All Products sold after                  75
                             April 30, 2005 and before
                                 February 26, 2007.

GMIB Plus                     All Products sold on or                   80
                            after February 26, 2007 and
                          on or before February 20, 2009.

GMIB Plus           All Products sold after February 20, 2009.         100

C.   WITHDRAWAL PROGRAM

                                                                    REINSURANCE
                                                                      PREMIUM
      WITHDRAWAL PROGRAM               PRODUCTS COVERED           (BASIS POINTS)
-----------------------------   -------------------------------   --------------

Guaranteed Withdrawal Benefit      All Products sold before              50
                                         July 16, 2007

Guaranteed Withdrawal Benefit   All Products sold on or after            55
                                         July 16, 2007

  Principal Guarantee Value         All Applicable Products              25

  Lifetime GWB - Single Life             All Products                    50
          Version

  Lifetime GWB - Joint Life              All Products                    70
           Version

 Lifetime GWB (2008 Version)     All Products sold on or before       65.00
   - Single Life Version               February 20,2009

 Lifetime GWB (2008 Version)     All Products sold on or before       85.00
    - Joint Life Version              February 20,2009

 Lifetime GWB (2008 Version)         All Products sold after         125.00
   - Single Life Version                 February 20,2009

 Lifetime GWB (2008 Version)        All Products sold after          150.00
     - Joint Life Version               February 20, 2009

D.   ACCUMULATION PROGRAM

                                               REINSURANCE PREMIUM
 ACCUMULATION PROGRAM      PRODUCTS COVERED       (BASIS PYINTS)
-----------------------   ------------------   -------------------
Guaranteed Accumulation   All Other Products          75.00
       Benefit

                               AMENDMENT NO. 11 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of JULY 10, 2009, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

This Amendment No. 11 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 11 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ [Illegible Signature]
         ---------------------------

Title:   VP
         ---------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         ---------------------------

Title:   President
         ---------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurers Percentage:

          Prior to July 1, 2004, 25% of the business described herein.

          Effective, July 1, 2004, 100% of the business described herein.

B.   Effective Date:

          April, 2001

C.   Reinsured Contracts:

          METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule,
            Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Standard Death Benefit - Principal Protection: Form 7015 (11/00) Optional Death Benefit - Annual Step-Up: Form 7017 (11/00)
          Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form 7016 (11/00)
          Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 7019 (11/00)
          Enhanced Death Benefit- Form MLI-640-1 (4/08)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit: Form 7018 (11/00)
          Guaranteed Minimum Income Benefit II: Form 7018-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form 7018-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form MLI-560-4 (4/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form MLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form MLI-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form MLI-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLI-690-4 (4/08)
          or MLI-690-5 (7/09)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form MLI 670-1 (11/05)

                               AMENDMENT NO. 12 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of JULY 19, 2010, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 12 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In witness whereof, the parties have caused this Amendment No. 12 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY

By:      /s/ RBB
         -------------------------
Title:   Vice President
         -------------------------

EXETER REASSURANCE COMPANY, LTD.

By:      /s/ [Illegible Signature]
         -------------------------

Title:   AVP & Actuary
         -------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.

     Effective, July 1, 2004,100% of the business described herein.

B. Effective Date:

     April 1, 2001

C. Reinsured Contracts:

     METLIFE INVESTORS INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     VA Class Contract (Standard Contract, 7-year surrender charge schedule) XC Class Contract (Bonus Contract, 9-year surrender charge schedule)
     AA Class Contract (Standard Contract, 7-year surrender charge schedule,
     A. G. Edwards distribution)
     B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)
     L Class Contract (3-year surrender charge schedule)
     C Class Contract (No surrender charges)
     A Class Contract (Front-end load, Edward Jones distribution)

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Standard Death Benefit - Principal Protection: Form 7015 (11/00) Optional Death Benefit - Annual Step-Up: Form 7017 (11/00)
     Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form 7016 (11/00)
     Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 7019 (11/00)
     Enhanced Death Benefit - Form MLI-640-1 (4/08)
     Enhanced Death Benefit II - Endorsement MLI-RMD (7/10)-E

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form 7018 (11/00)
     Guaranteed Minimum Income Benefit II: Form 7018-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form 7018-2 (05/05)
     Guaranteed Minimum Income Benefit Plus: Form MLI-560-4 (4/08)
     Guaranteed Minimum Income Benefit Plus III: Endorsement MLI-RMD (7/10)-E

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form MLI-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form MLI-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form MLI-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLI-690-4 (4/08) or MLI-690-5 (7/09)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form MLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A. GMDB PROGRAM

                                                                                                 REINSURANCE PREMIUM
           GMDB PROGRAM                                     PRODUCTS COVERED                        (BASIS POINTS)
----------------------------------   ---------------------------------------------------------   -------------------
Principal Protection                                        All Products                                 9.00

Annual Step-up                          Plan Codes: BN2101, CS5101, CS510R, FL3ED3, FL3EDB,             10.00
                                          FL3EDJ, FL3EDR, FL3ER3, LS4101, LS410R, ST1101,
                                          ST110R, ST110X, ST1AG3, ST1AGB, ST1AGR, ST1AGX,
                                          ST1AR3, ST1ED3, ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                                         ST1ER3, ST1EX3, ST1EXB, ST1NA3, ST1NAB, and ST1NAV

Annual Step-up                                            Other Plan Codes                              20.00

Greater of Annual Step-Up and 5%         Plan Codes: BN2101, CS5101, CS510R, FL3ED3, FL3EDB,            25.00
Rollup                                    FL3EDJ, FL3EDR, FL3ER3, LS4101, LS410R, ST1101,
                                          ST110R, ST110X, ST1AG3, ST1AGB, ST1AGR, ST1AGX,
                                          ST1AR3, ST1ED3, ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                                        ST1ER3, ST1EX3, ST1EXB, ST1NA3, ST1NAB, and ST1NAV

Greater of Annual Step-Up and 5%                          Other Plan Codes                              35.00
Rollup

Earnings Preservation Benefit                               All Products                                25.00

Enhanced Death Benefit                 All Products sold before May 4, 2009, Issue Age 0-69             65.00*

Enhanced Death Benefit                    All Products sold on or after May 4, 2009, Issue              75.00
                                                              Age 0-69

Enhanced Death Benefit                    All Products sold on or before February 20, 2009,             85.00*
                                                           Issue Age 70-75

Enhanced Death Benefit                     All Products sold after February 20, 2009 and                90.00*
                                                before May 4, 2009, Issue Age 70-75

Enhanced Death Benefit                    All Products sold on or after May 4, 2009, Issue              95.00
                                                             Age 70-75

Enhanced Death Benefit II                           All Products, Issue Age 0-69                        60.00

Enhanced Death Benefit II                          All Products, Issue Age 70-75                       115.00

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLI-560-4), there will be a 5 bps reduction in the fee.

B. INCOME PROGRAM

                                                                                                 REINSURANCE PREMIUM
          INCOME PROGRAM                                    PRODUCTS COVERED                        (BASIS POINTS)
----------------------------------   ---------------------------------------------------------   -------------------
GMIB                                                 All Products sold prior to                           35
                                                          February 15, 2003

GMIB and GMIB II                         Plan codes BN2103, CS5103, CS51R3, LS4103, LS41R3,               45
                                      LS4104, LS41R4, ST1103, ST11R3, ST11X3, ST1AG4, ST1AR4,
                                       and ST1NA4 sold after April 30, 2003 and before May 1,
                                     2005 if GMDB program is Annual Step or Max of Annual Step
                                                             and Rollup

GMIB and GMIB II                        All other Products sold after February 14, 2003 and               50
                                      before May 1, 2005 and for All Products sold after April
                                                              30, 2005

GMIB Plus                                 All Products sold after April 30, 2005 and before               75
                                                         February 26, 2007.

GMIB Plus                             All Products sold on or after February 26, 2007 and on or           80
                                                      before February 20, 2009.

GMIB Plus                                    All Products sold after February 20, 2009.                  100

C. WITHDRAWAL PROGRAM

                                                                                                 REINSURANCE PREMIUM
         WITHDRAWAL PROGRAM                                PRODUCTS COVERED                         (BASIS POINTS)
----------------------------------   ---------------------------------------------------------   -------------------
Guaranteed Withdrawal Benefit                     All Products sold before July 16,                       50
                                                                2007

Guaranteed Withdrawal Benefit                  All Products sold on or after July 16,                     55
                                                                2007

Principal Guarantee Value                              All Applicable Products                            25

Lifetime GWB - Single Life Version                         All Products                                   50

Lifetime GWB - Joint Life Version                          All Products                                   70

Lifetime GWB (2008 Version) -                 All Products sold on or before February                     65.00
Single Life Version                                           20, 2009

Lifetime GWB (2008 Version) -                 All Products sold on or before February                     85.00
Joint Life Version                                            20, 2009

Lifetime GWB (2008 Version) -                          All Products sold after                            125.00
Single Life Version                                       February 20, 2009

Lifetime GWB (2008 Version) -                          All Products sold after                            150.00
Joint Life Version                                        February 20, 2009

D. ACCUMULATION PROGRAM

                                                                                                 REINSURANCE PREMIUM
        ACCUMULATION PROGRAM                                PRODUCTS COVERED                        (BASIS POINTS)
----------------------------------   ---------------------------------------------------------   -------------------
Guaranteed Accumulation Benefit                            ALL OTHER PRODUCTS                            75.00

                               AMENDMENT NO. 13 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of DECEMBER 31, 2010, as follows:

     1. The parties agree, subject to and conditioned on the regulatory approval of the reinsurance agreement with an effective date of January 1, 2011 between MetLife Investors Insurance Company and MetLife Insurance Company of Connecticut, to terminate reinsurance coverage on annuity contracts issued on or after January 1, 2011.

This Amendment No. 13 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 13 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ Roberto Baron
         ------------------------------------

Name:    Roberto Baron
         ------------------------------------

Title:   Vice President and Senior Actuary
         ------------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:      /s/ Christopher Kremer
         ------------------------------------

Name:    Christopher Kremer
         ------------------------------------

Title:   Assistant Vice President and Actuary
         ------------------------------------


                                   Page 1 of 1